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                                                                         EX 99.5


                                RULE 438 CONSENT


        In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of West Coast Bancorp ("WCB") in the Registration Statement on Form S-4 filed by WCB with the Securities and Exchange Commission on December 23, 1997.



                                  /s/ Thomas W. Healy
                                  -------------------------------
                                  Thomas W. Healy

                                  December 18, 1997
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                                  Date Signed